EXHIBIT 99.1

News Release
Cleveland-Cliffs Inc. Announces Pricing of $725,000,000 Senior Secured Notes due 2026
CLEVELAND - March 2, 2020 - Cleveland-Cliffs Inc. (NYSE: CLF) (“Cliffs”) announced today that it has priced $725 million aggregate principal amount of Senior Secured Notes due 2026 (the “Notes”) in an offering (the “Notes Offering”) that is exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”). The Notes will bear interest at an annual rate of 6.75% and will be issued at a price of 98.783% of their principal amount.
The Notes will be, following the closing of the Merger (as defined below), guaranteed on a senior secured basis by Cliffs’ material wholly owned domestic subsidiaries, including AK Steel Holding Corporation (“AK Holding”) and its material wholly owned subsidiaries (subject in each case to certain exceptions and permitted liens), and secured by (i) a first-priority lien on substantially all of Cliffs’ assets and the assets of the guarantors (other than accounts receivable and other rights to payment, inventory, as-extracted collateral, investment property, certain general intangibles and commercial tort claims, certain mobile equipment, commodities accounts, deposit accounts, securities accounts and other related assets and proceeds and products of each of the foregoing (collectively, the “ABL Collateral”)), and (ii) a second-priority lien on the ABL Collateral, which is junior to a first-priority lien for the benefit of the lenders under Cliffs senior secured asset-based credit facility.
Although we expect that the Notes Offering will be consummated concurrently with the consummation of the previously announced merger (the "Merger") with AK Holding, in the event that the Notes Offering is consummated before the consummation of the Merger, the gross proceeds of the Notes Offering will be deposited into an escrow account until the consummation of the Merger. In addition, the Notes will be subject to a “special mandatory redemption” in the event that (i) the Merger is not consummated on or prior to June 30, 2020 or (ii) if on or prior to June 30, 2020, the Merger Agreement (as defined below) has been terminated and is not otherwise amended or replaced. If a special mandatory redemption event occurs, Cliffs will redeem the Notes at the “special mandatory redemption price” equal to the issue price of the Notes plus the accrued yield (as defined in the Notes) and accrued and unpaid interest, if any, to, but excluding, the redemption date.
The Notes Offering is expected to close on March 13, 2020, subject to customary closing conditions.
Cliffs intends to use the net proceeds from the Notes Offering, along with borrowings under Cliffs’ new asset-based revolving credit facility (the “ABL Facility”) and cash on hand, to repurchase, in the previously announced tender offers (“Tender Offers”) for any and all outstanding 7.625% senior notes due 2021 (the “AK Steel 2021 Notes”) and 7.50% Senior Secured Notes due 2023 (the “AK Steel 2023 Notes”) issued by AK Steel Corporation, all AK Steel 2021 Notes and AK Steel 2023 Notes that are validly tendered and not validly withdrawn. To the extent any AK Steel 2021 Notes and AK Steel 2023 Notes remain outstanding after expiration of the Tender Offers, Cliffs intends to use the net proceeds from the Notes Offering to redeem any and all such outstanding AK Steel 2021 Notes and AK Steel 2023 Notes, although it has no legal obligation to do so and the selection of any particular redemption date (subject to the requirements of the respective indentures governing such notes, as may be modified by the consent solicitations being conducted concurrently with the Tender Offers) is in its discretion. Cliffs also intends to use any remaining net proceeds from the Notes Offering to pay for fees and expenses in connection with the Merger and the Notes Offering, and for general corporate purposes.
This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities. The Notes and related guarantees are being offered only to qualified institutional buyers in reliance on the exemption from registration set forth in Rule 144A under the Securities Act, and outside the United States, to non-U.S. persons in reliance on the exemption from registration set forth in Regulation S under the Securities Act. The Notes and the related guarantees have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from the Securities Act and applicable state securities or blue sky laws and foreign securities laws.

About Cleveland-Cliffs
Founded in 1847, Cleveland-Cliffs is the largest and oldest independent iron ore mining company in the United States. Cleveland-Cliffs is a major supplier of iron ore pellets to the North American steel industry from its mines and pellet plants located in Michigan and Minnesota. In 2020, Cleveland-Cliffs expects to be the sole producer of hot briquetted iron (HBI) in the Great Lakes region with the development of its first production plant in Toledo, Ohio. On December 2, 2019, Cleveland-Cliffs agreed to acquire AK Holding, a leading North American producer of sophisticated steel products, which is expected to close in the first quarter of 2020. Driven by the core values of safety, social, environmental and capital stewardship, Cleveland-Cliffs’ employees endeavor to provide all stakeholders with operating and financial transparency.
Forward-looking Statements
This communication contains certain forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this communication, words such as “anticipate,” “assume,” “believe,” “build,” “continue,” “create,” “design,” “estimate,” “expect,” “focus,” “forecast,” “future,” “goal,” “guidance,” “imply,” “intend,” “look,” “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “strategy,” “target,” “work,” “could,” “may,” “should,” “would,” “will” or the negative of such terms or other variations thereof and words and terms of similar substance may identify forward-looking statements, including statements with respect to the businesses, strategies and plans of AK Holding and Cliffs, their expectations relating to the Merger, including the expected benefits of the proposed Merger and the anticipated completion of the proposed Merger or the timing thereof, and their respective future financial condition and performance and expectations, estimates and projections about Cliffs’ or AK Holding’s respective industries or businesses. Cliffs and AK Holding caution investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Investors are cautioned not to place undue reliance on forward-looking statements. Among the risks and uncertainties that could cause actual results to differ from those described in forward-looking statements are the following: the risk that the Agreement and Plan of Merger between Cliffs, AK Holding and Pepper Merger Sub Inc., a direct wholly owned subsidiary of Cliffs, entered on December 2, 2019 (the “Merger Agreement”) may be terminated in accordance with its terms and that the Merger may not be completed; the possibility that Cliffs shareholders may not approve the Merger Agreement and the transactions contemplated by the Merger Agreement, including the issuance of Cliffs common shares in connection with the Merger; the possibility that AK Holding stockholders may not adopt the Merger Agreement; the risk that the parties may not be able to satisfy any or all of the conditions to the completion of the Merger in a timely manner or at all; the risk that the Merger may be less accretive than expected, or may be dilutive, to Cliffs’ earnings per share, which may negatively affect the market price of Cliffs common shares; the possibility that Cliffs and AK Holding will incur significant transaction and other costs in connection with the Merger, which may be in excess of those anticipated by Cliffs or AK Holding; the risk that the financing transactions to be undertaken in connection with the Merger have a negative impact on the combined company’s credit profile or financial condition; the risk that Cliffs may fail to realize the benefits expected from the Merger; the risk that the combined company may be unable to achieve anticipated synergies or that it may take longer than expected to achieve those synergies; the risk that any announcements relating to, or the completion of, the Merger could have adverse effects on the market price of Cliffs common shares; the risk related to any unforeseen liability and future capital expenditure of AK Holding or Cliffs; the risk that pending litigation relating to the Merger and any potential future litigation against Cliffs, AK Holding or their respective directors may delay or prevent the completion of the Merger; the risks related to Cliffs’ ability to issue new senior notes or obtain a new revolving credit facility in connection with the Merger on favorable terms, if at all; the risk that the Merger and its announcement or completion could have an adverse effect on the ability of Cliffs and AK Holding to retain customers, retain and hire key personnel and/or maintain relationships with their suppliers and business partners; and the risk of any changes in general economic, market or business conditions, or changes in the economic or financial condition of Cliffs and AK Holding. Other risks to Cliffs and AK Holding and factors that may present significant additional obstacles to the realization of forward-looking statements or that could have a material adverse effect on Cliffs’ and AK Holding’s respective financial condition, operating results, credit rating, liquidity and businesses generally are described under the caption “Risk Factors” in Cliffs’ and AK Holding’s respective Annual Reports on Form 10-K for the year ended December 31, 2019 and other periodic reports filed with the Securities and Exchange Commission (the “SEC”) as well as in the Registration Statement (as defined below).
Unless expressly stated otherwise, forward-looking statements are based on the expectations and beliefs of the respective management teams of Cliffs and AK Holding based on information currently available. Forward-looking statements are subject to inherent risks and uncertainties and are based on assumptions and estimates that are inherently affected by the respective operations and business environments of Cliffs and AK Holding, including economic, competitive, regulatory and operational risks, many of which are beyond the control of Cliffs and AK Holding and which are difficult to predict and may turn out to be wrong. The foregoing list of factors should not be construed to be exhaustive. There is no assurance that the actions, events or results of the forward-looking statements will occur, or, if any of them do, when they will occur or what effect they will have on the results of operations, financial condition or cash flows of Cliffs or AK Holding. In view of these uncertainties, Cliffs and AK Holding caution that investors should not place undue reliance on any forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, Cliffs and AK Holding undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.
Additional Information and Where to Find It
In connection with the proposed Merger, Cliffs filed with the SEC a registration statement on Form S-4 (File No. 333-235855) (as amended and as it may be supplemented from time to time, the “Registration Statement”) that was declared effective by the SEC on February 4, 2020 and that includes a joint proxy statement of Cliffs and AK Holding and also constitutes a prospectus of Cliffs. On February 4, 2020, AK Holding filed with the SEC its definitive joint proxy statement/prospectus in connection with the proposed Merger. Cliffs and AK Holding may also file other documents with the SEC regarding the proposed Merger. This communication is not a substitute for the Registration Statement or any other such document that Cliffs or AK Holding may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Cliffs and AK Holding began mailing the definitive joint proxy statement/prospectus to the shareholders of Cliffs and stockholders of AK Holding, respectively, on or about February 5, 2020. Investors and security holders may obtain copies of the Registration Statement, the definitive joint proxy statement/prospectus and the other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Documents filed with the SEC by Cliffs are also available from Cliffs free of charge at its website, www.clevelandcliffs.com, or by contacting Cliffs’ Investor Relations at 216.694.6544. Documents filed with the SEC by AK Holding are also available from AK Holding free of charge at its website, www.aksteel.com, or by contacting AK Holding’s Investor Relations at 513.425.5215.
Participants in the Solicitation Regarding the Proposed Merger
Cliffs and AK Holding and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding Cliffs’ directors and officers, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement for Cliffs’ 2019 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 12, 2019. Information concerning AK Holding’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement for AK Holding’s 2019 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 10, 2019. Additional information regarding the interests of these participants are included in the definitive joint proxy statement/prospectus and the Registration Statement, as well as other relevant materials filed with the SEC when such materials become available. Free copies of these documents may be obtained from the sources indicated above.
Source: Cleveland-Cliffs Inc.

MEDIA CONTACT:	INVESTOR CONTACT:
Patricia Persico	Paul Finan
Director, Corporate Communications	Director, Investor Relations
(216) 650-0168	(216) 694-6544

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